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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 31, 2001


                             CONSECO FINANCE CORP.
                     CONSECO FINANCE SECURITIZATIONS CORP.
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            (Exact name of registrant as specified in its charter)


       Delaware               333-92313 and 333-92313-01         41-1807858
----------------------------  --------------------------    -------------------
(State or other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
                                                    --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On January 31, 2001, the Registrant sold Certificates for Home Equity Loans, Series 2001-A, evidencing beneficial ownership interests in a trust consisting of home equity loan contracts issued by Conseco Finance Securitizations Corp., as Seller, and Conseco Finance Corp., as Servicer.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable


                                       2


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         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp., as Originator and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of January 1, 2001, relating to Certificates for Home Equity Loans, Series 2001-A

                 4.2 Transfer Agreement between Conseco Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, dated as of January 1, 2001.

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated January 31, 2001, relating to REMIC matters


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CONSECO FINANCE
                             SECURITIZATIONS CORP.
                             as Seller of Certificates for
                             Home Equity Loans Series 2001-A


                             By:  /s/ Phyllis A. Knight
                                 ------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer


                                       3


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INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp., as Originator and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of January 1, 2001, relating to Certificates for Home Equity Loans, Series 2001-A

4.2 Transfer Agreement between Conseco Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, dated as of January 1, 2001.

8.1 Tax opinion of Briggs and Morgan, Professional Association, dated January 31, 2001, relating to REMIC matters

                                       4